Exhibit 99.2

 Delivering on the Promise of Ophthalmic Gene Therapy for Rare Inherited Retinal Diseases  October 2024  Braydon, RDH12 patient

 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning expectations regarding our cash runway, data from and future enrollment for our clinical trials, our pipeline of additional indications, expectations of potential growth, and our expectations regarding the acquisition of Opus Genetics. These forward-looking statements relate to us, our business prospects and our results of operations and are subject to certain risks and uncertainties posed by many factors and events that could cause our actual business, prospects and results of operations to differ materially from those anticipated by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those described under the heading “Risk Factors” included in our Annual Report on Form 10-K and subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms, or other comparable terminology, although not all forward-looking statements contain these words. We undertake no obligation to revise any forward-looking statements in order to reflect events or circumstances that might subsequently arise. These forward-looking statements are based upon Ocuphire’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: the success and timing of regulatory submissions and pre-clinical and clinical trials, including enrollment and data readouts; regulatory requirements or developments; changes to or unanticipated events in connection with clinical trial designs and regulatory pathways; delays or difficulties in the enrollment of patients in clinical trials; substantial competition and rapid technological change; our development of sales and marketing infrastructure; future revenue losses and profitability; our relatively short operating history; changes in capital resource requirements; risks related to the inability of Ocuphire to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; domestic and worldwide legislative, regulatory, political and economic developments; employee misconduct; changes in market opportunities and acceptance; reliance on third parties; future, potential product liability and securities litigation; system failures, unplanned events, or cyber incidents; the substantial number of shares subject to potential issuance associated with our Equity Line of Credit arrangement; risks that our partnership with Viatris, or our other licensing arrangements, may not facilitate the commercialization or market acceptance of Ocuphire’s product candidates; future fluctuations in the market price of our common stock; the success and timing of commercialization of any of Ocuphire’s product candidates; obtaining and maintaining Ocuphire’s intellectual property rights; and the success of Acquisitions and acquisitions.  The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive. Readers are urged to carefully review and consider the various disclosures made by us in this presentation and in our reports filed with the SEC that advise interested parties of the risks and factors that may affect our business. All forward-looking statements contained in this presentation speak only as of the date on which they were made.  Ocuphire undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.  Disclosures and Forward-Looking Statements  2

 Agenda – Acquisition of Opus Genetics  Opening Remarks &  Transaction Overview  George Magrath, MD  Chief Executive Officer  Opus Genetics Introduction  Ben Yerxa, PhD  President  Pipeline Overview  Ash Jayagopal, PhD  Chief Scientific & Development Officer  Q& A  Opus Genetics Management  1  2  3  4  3

 Acquisition of Opus Genetics  Experienced management team with significant ophthalmology and gene therapy experience  Approximate cash balance of $37M (September 30, 2024)*  Value potential of Phentolamine Ophthalmic Solution  0.75% franchise milestones and royalties  World-class science from gene therapy pioneers at University of Pennsylvania (lab of Jean Bennett, MD, PhD), Harvard Medical School, and University of Florida  Seven Inherited Retinal Disease (IRD) programs  First PoC from recent Phase 1/2 efficacy, with visual improvement in all three LCA5 cohort patients  Cash runway expected into 2026;  Four potential clinical catalysts anticipated in 2025  *preliminary unaudited for 9-30-24  LCA5, Leber congenital amaurosis 5; PoC, proof of concept.  4

# 2026 Cash Runway Extends Past Four Clinical Trial Readouts in 2025

## PROJECTED TIMELINES

| | | Q1 2025 | Q2 2025 | Q3 2025 | Q4 2025 |
|---|---|---|---|---|---|
| Commercial Partner | Phentolamine Ophthalmic Solution 0.75% | **Q1:** Ph 3 LYNX-2 DLD TLD | **1H:** Ph 3 VEGA-3 Presbyopia TLD | | |
| IRD Portfolio | OPGx-LCA5 | | | **Q3:** Ph 1/2 Pediatric data | |
| IRD Portfolio | OPGx-BEST1 | | | | **Q4:** Ph 1/2 data |

BEST1, bestrophin 1; DLD, dim light disturbances; IRD, inherited retinal disease; LCA5, Leber congenital amaurosis 5; TLD, topline data.

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 Ocuphire has completed acquisition of Opus in all-stock transaction  Pro forma ownership of 58% Ocuphire / 42% Opus  Company will trade under new ticker of “IRD”  Pro forma estimated cash and cash equivalents is $37M as of September 30, 2024, with an expected runway into 2026  Not including additional non-dilutive funding expected from multiple sources  Opus executive Ben Yerxa, PhD, joins the combined company as President and will  also join the Board of Directors  Jean Bennett, MD, PhD and Adrienne Graves, PhD will also join the Board of Directors of the combined company, expanding to 9 directors  Transaction Overview  6

# Established Technology with Clinical Proof of Concept, Efficient Development Pathway, and Significant Commercial Value

| | |
|---|---|
| **Dedicated IRD Portfolio** | • AAV-based gene therapy for seven rare inherited retinal diseases<br>• Limited competition<br>• Support from Foundation Fighting Blindness, NIH, and FDA accelerates trial execution |
| **Compelling OPGx-LCA5 PoC Data** | • Cohort 1 of three adult patients with late-stage disease shows improvement across visual assessments in all patients, with durability through six months<br>• First pediatric patients ready for enrollment |
| **Well-Established Science** | • AAV constructs are well-studied, with strong validation of efficacy and safety<br>• Builds on Luxturna® technology and clinical development blueprint |
| **Clear Development Pathway** | • Expedited regulatory pathways and potential pediatric and orphan drug designations<br>• Efficient clinical trial execution based on anticipated enrollment<br>• OPGx-LCA5 granted Rare Pediatric Disease Designation and Orphan Drug Designation |
| **Significant Commercial Value** | • Gene therapy and rare disease therapy pricing reflects value to patients<br>• Requires small commercial footprint and efficient R&D investment |

Luxturna® is a registered trademark of Spark Therapeutics, Inc.
AAV, adeno-associated virus; FDA, Food and Drug Administration; IRD, inherited retinal disease; NIH, National Institutes of Health; LCA5, Leber congenital amaurosis 5; PoC, proof of concept; R&D, research and development.

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 Fully Integrated Leadership Team with Decades of Expertise and Successful Track Record of Development and Commercialization  8  George Magrath, MD,  MBA, MS  Chief Executive Officer  Nirav Jhaveri, MBA  Chief Financial Officer  Joseph Schachle, MBA  Chief Operating Officer  Jean Bennett, MD, PhD  Scientific Advisor  Ben Yerxa, PhD  President  Ash Jayagopal, PhD, MBA  Chief Scientific & Development Officer

# Efficient IRD Pipeline with Multiple Near-Term Value Inflection Points and Expected Meaningful Cashflow from Phentolamine Franchise


Preclinical
IND-enabling
Phase 1/2
Phase 2/3
Regulatory Approval

| Program | U.S. Prevalence | Anticipated Milestones |
|---|---|---|
| **IRD Gene Therapy** | | |
| **OPGx-LCA5*** *LCA* | ~200 patients[1,2] | • Ph 1/2 pediatric data in 2025 |
| **OPGx-BEST1** *Best vitelliform macular dystrophy* | ~9,000 patients[1,2] | • Ph 1/2 data in 2025 |
| **OPGx-RHO** *RP* | ~5,600 patients[2] | • IND-enabling studies |
| **OPGx-RDH12** *LCA* | ~1,100 patients[1,2] | • NHP GLP toxicology study |
| **OPGx-MERTK** *RP* | ~600 patients[1] | |
| **OPGx-NMNAT1** *LCA* | ~800 patients[1] | |
| **OPGx-CNGB1** *RP* | ~400 patients[1] | |
| **Commercial Partner** | | |
| **Branded Phentolamine Ophthalmic Solution 0.75%** *Reversal of pharmacologically induced mydriasis* | | • Revenue generating |
| **Phentolamine Ophthalmic Solution 0.75%** *Presbyopia* | | • VEGA-3 Ph 3 TLD 1H 2025 |
| **Phentolamine Ophthalmic Solution 0.75%** *Decreased visual acuity under low light conditions* | | • LYNX-2 Ph 3 TLD Q1 2025 • LYNX-3 Ph 3 FPI |
| **Metabolic Opportunity** | | |
| **APX3330 oral** *Diabetic retinopathy* | | • Phase 2/3 ready; subject to FDA agreement |

*Orphan Drug Designation and Rare Pediatric Disease Designation received from the U.S. FDA for OPGx-LCA5; All remaining candidates are eligible for Orphan Drug and Rare Pediatric Disease Designations from the FDA.

adRP, autosomal dominant retinitis pigmentosa; BEST1, bestrophin 1; CNGB1, cyclic nucleotide-gated channel β1; FDA, Food and Drug Administration; FPI, first patient in; GLP, Good Laboratory Practice; IND, Investigational New Drug; IRD, inherited retinal disease; LCA5, Leber congenital amaurosis 5; MERTK, MER proto-oncogene tyrosine kinase; NMNAT1, nicotinamide mononucleotide adenylyltransferase 1; NHP, non-human primate; RDH12, retinol dehydrogenase 12; RHO, rhodopsin; RP, retinitis pigmentosa; TLD, topline data.

1. Stone et al. *Ophthalmology.* 2017;124:1314-1331. 2. Triangle Insights Group market research (compilation of prevalence studies), conducted August 2023.

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 OPGx-LCA5  Phase 1/2 Gene Therapy for LCA5  Alan,  LCA5 patient  LCA5, Leber congenital amaurosis 5.

# LCA5 is an Early-Onset, Severe Hereditary Retinal Degeneration

## Prevalence

- ~200 patients in the U.S.[1,2]
- LCA5 represents ~2% of all LCA cases[3]

## Clinical Characteristics

- Patients typically present in 1st year of life with nystagmus and vision loss[3,4]
- Early loss of rod-mediated peripheral vision results in constricted visual fields[3,4]
- Visual acuity often limited to light perception[3,4]
- Fundus photography exhibits optic nerve and pigmentary abnormalities, vascular attenuation, but also indicates preserved RPE in the pericentral retina[3]
- OCT can exhibit preserved photoreceptor inner/outer segments (*P5*) or severe displacement of retinal layers (*P3*)[3]

LCA5 patients exhibit preserved photoreceptors in the central retina in adulthood despite disease severity and early onset


P1, age 6
P3, age 21
P4, age 22


P5 M/31yrs, 20/300 VA
RNFL
OPL
GCL
INL
ONL
RPE/BrM
P3 F/21yrs, light perception
ONL
200 µm
N
SEVERITY

LCA5, Leber congenital amaurosis 5; OCT, optical coherence tomography; OPL, outer plexiform layer; RNFL, retinal nerve fiber layer; RPE, retinal pigment epithelium; VA, visual acuity.

**1.** Stone et al. *Ophthalmology.* 2017;124:1314-1331. **2.** Triangle Insights Group market research (compilation of prevalence studies), conducted August 2023. **3.** Uyhazi KE, et al. *Invest Ophthalmol Vis Sci.* 2020;61:30. **4.** Boldt K, et al. *J Clin Invest.* 2011;121(6):2169-2180.

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# OPGx-LCA5 Restores Structure and Function in Photoreceptors

- Lebercilin is a ciliary protein critical for protein trafficking in photoreceptor inner and outer segments[1]
- In LCA5, photoreceptor function is severely impaired due to absence of the structural protein lebercilin[1]
  - However, photoreceptors persist in LCA5 patients through the third decade of life, suggestive of a broad window for therapeutic intervention[2]
- **OPGx-LCA5 is designed to address mutations in the LCA5 gene, which encodes for the lebercilin protein**

**OPGx-LCA5**
(AAV8.CMV.CβA.hLCA5)



CMV.CβA
Native h*LCA5*
bGH PolyA
ITR
ITR

Clinically-derisked AAV8 vector with same promoter technology used in Luxturna

AAV, adeno-associated virus; ITR, inverted terminal repeat; LCA, Leber congenital amaurosis.

**1.** Uyhazi KE, et al. *Invest Ophthalmol Vis Sci.* 2020;61:30. **2.** Song JY, et al. *Mol Ther.* 2018;26:1581-1593.

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 First-in-human, open label, dose-escalation study  − First three low-dose adult patients completed in 2024  All three patients demonstrated visual improvement at 6 months:  − Improvement in the FST functional test of light sensitivity  − Significant improvement in VR-guided mobility testing  − Greater than 18-fold improvement in macular sensitivity in one subject  New 6-month data demonstrated:  − No SAEs  − Well-tolerated  − Clear signs of visual improvement in multiple assessments in all subjects  Phase 1/2 exhibits compelling visual function improvement  13 FST, full-field stimulus testing; LCA5, Leber congenital amaurosis 5; SAE, serious adverse event.  OPGx-LCA5 Improved Visual Function in Three Legally Blind Adult Patients

# 3/3 Patients Showed Improved Visual Function through 6 Months

## Illustration of Virtual Reality Orientation and Mobility Test (VROMT)



**BASELINE**

**Patient was unable to complete the course or detect objects presented**

**1 MONTH post treatment**

**Patient successfully completes entire course, detects objects presented, and finds exit door**

## All 3 Patients Demonstrated Improved Number of Objects Recognized in the Study Eye


Untreated Eye
Study Eye
Normally Sighted Controls
BL
M1
M3
M6
01-03
01-01
01-04
Identified Objects (#)
Luminance [log phot cd. m-2]

Note: Subject 01-03 and 01-04 are cone-mediated disease and Subject 01-01 is rod-mediated disease.
Note: The approval of Luxturna was based on a similar type of clinical endpoint; Primary endpoint was the improvement in the multi-luminance mobility test.[1]

Videos colorized for presentation purposes.
BL, baseline; VR, virtual reality.
1. Luxturna Prescribing Information. Spark Therapeutics.

14

 15  3/3 Patients Showed Improved Retinal Sensitivity as Assessed by FST  Subject 01-03  Subject 01-01  Subject 01-04  FST improvement observed for cone-mediated (red) and rod-mediated (blue outlined) vision  Significant gains in retinal sensitivity and comparable to adult patients dosed with Luxturna  Note: Subject 01-03 and 01-04 are cone-mediated disease and Subject 01-01 is rod-mediated disease.  FST, full-field stimulus testing.

 Ready for enrollment of pediatric patients in Q1 2025, with preliminary  data expected in Q3 2025  FDA Office of Orphan Drug Products grant awarded to support Phase 1/2 trial  Rare Pediatric Disease Designation and Orphan Drug Designation received from the FDA, which confers eligibility for Priority Review Voucher upon BLA approval  Accelerated clinical development pathway to approval may be appropriate if similar efficacy is demonstrated in pediatric patients  16  OPGx-LCA5 Phase 1/2 Next Steps: Ready to Enroll Pediatric Subjects  BLA, Biologics License Application; FDA, Food and Drug Administration; LCA5, Leber congenital amaurosis 5.

 OPGx-BEST1  Phase 1/2-Ready Gene Therapy for BEST1-associated Disease  BEST1, bestrophin 1.

# BEST1 Mutations are Associated with Retinal Degeneration

## Prevalence

- ~9,000 patients the U.S.[1]
- Accounts for ~3.5% of all IRDs[2]

## Clinical Characteristics

- Mutations in BEST1 have been associated with at least five clinically distinct retinal degenerative diseases[3]
- Bestrophinopathy is characterized by retinal lesions, with symptoms including dimness of vision, metamorphopsia (distorted vision), or scotoma (blind spot)[4]
- Mutations, depending on their impact on BEST1 function, may lead to serous retinal detachment, vitelliform lesions in the macular region, macular atrophy, and loss of central vision



BVMD
ARB
ADVIRC
RP

ADVIRC, autosomal dominant vitreoretinochoroidopathy; ARB, autosomal recessive bestrophinopathy; BEST1, bestrophin 1; BVMD, Best vitelliform macular dystrophy; RP, retinitis pigmentosa.

**1.** Triangle Insights Group market research (compilation of prevalence studies), conducted August 2023. **2.** Amato A, et al. *Saudi J Ophthalmol.* 2023;37(4):287-295. **3.** Johnson AA, et al. *Prog Retin Eye Res.* 2017;58:45-69. **4.** Tripathy K, et al. StatPearls [Internet]. Treasure Island (FL): StatPearls Publishing; 2024.

18

# Compelling Safety and Efficacy Data from IND-Enabling Canine Study

- Robust restoration of RPE-photoceptor interface demonstrated in canine models of autosomal recessive BEST1 disease
- Treated cBEST1 models exhibit reversal of lesions and retinal microdetachments, which are hallmarks BEST1 disease



Control injection with BSS
AAV therapy with human transgene
Age: 19 weeks
Age: 114 weeks
Age: 25 weeks
Age: 130 weeks
EMC3-OD Control Eye
EMC3-OS Study Eye
Before injection
BSS: 87 wks p.i.
Before injection
AAV: 103 wks p.i.

Restoration of RPE-PR interface structure post-treatment vs control



103 weeks post
BSS control injection
103 weeks post
OPGx-BEST1 treatment
ONL
SLC16A1
BEST1
PRL
RPE
F-actin
EZRIN
ONL
SLC16A1
BEST1
PRL
RPE
F-actin
EZRIN

Cytoskeleton rescue and restoration of RPE-PR interface structure

AAV, adeno-associated virus; BEST1, bestrophin 1; BSS, balanced salt solution; IND, Investigational New Drug; PR, photoreceptor; RPE, retinal pigment epithelium.
Guziewicz, et al. *PNAS.* 2018;115:E2839–E2848.

19

 20  OPGx-BEST1 well-tolerated in toxicology studies; human dose and NOAEL established  BEST1 AAV GMP drug product ready for human dosing; subject to regulatory clearance  Positive feedback from EU regulators for Phase 1/2 clinical trial design in Germany  Ready to initiate Phase 1/2 clinical trial in Germany, with data anticipated in Q4 2025; subject to regulatory clearance  AAV, adeno-associated virus; BEST1, bestrophin 1; EU, European Union; GMP, good manufacturing practices; NOAEL, no-observed-adverse-effect-level.  Data from OPGx-BEST1 Phase 1/2 Study Expected in Q4 2025

 21  Valuable Gene Therapies Create Robust Commercial Potential  $850,000  $2,254,412  $2,800,000  $3,000,000  $3,200,000  $3,000,000  $2,500,000  $2,000,000  $1,500,000  $1,000,000  $500,000  $0  $3,500,000  WAC ($)  Product  L u x t u r n a ® *  Z o l g e n s m a ®  Z y n t e g l o  S k y s o n a  E l e v i d y s  Indication  Biallelic RPE65 Mutation-  Associated Retinal Dystrophy  <2 years old with Spinal  muscular atrophy (SMA)  β-thalassemia patients who require regular red blood cell transfusions  4-17-year-olds with Cerebral Adrenoleukodystrophy (CALD)  Ambulatory 4-5-year-olds with Duchenne Muscular Dystrophy (DMD)  Technology Type  AAV vector-based  AAV vector-based  Autologous hematopoietic stem cell-based  Autologous hematopoietic stem cell-based  AAV vector-based  Dosing Regimen  1.5 x 1011 vg per eye, on  separate days, but no fewer than 6 days apart  1.1 × 1014 vg per kg of  body weight, IV over 60 minutes  5.0 × 106 CD34+ cells per kg  of body weight, each bag via IV in <30 minutes  5.0 × 106 CD34+ cells per kg  of body weight minimum single dose  1.33 ×1014 vg per kg of body  weight, IV over 1-2 hours (<10mL/kg/hr)  ROA  Subretinal  Intravenous  Intravenous  Intravenous  Intravenous  Approval Date  December 2017  May 2019  August 2022  September 2022  June 2023  Patent Expiry  June 2025  December 2029  December 2029  December 2032  N/A  Gene therapy is a one-time treatment  for the lifetime of the patient  *WAC for dosing both eyes; half for single eye.  AAV, adeno-associated virus; IV, intravenous; RPE, retinal pigment epithelium; ROA, route of administration; WAC, wholesaler acquisition cost.  Luxturna is a registered trademark of Spark Therapeutics, Inc. Zolgensma is a registered trademark of  Novartis Gene Therapies, Inc. Zynteglo is a trademark of bluebird bio, Inc. Skysona is a trademark of bluebird bio, Inc. Elevidys is a trademark of Sarepta Therapeutics, Inc.

 Candidates that Fuel Our Future Growth  Phentolamine Ophthalmic Solution 0.75%  Franchise and APX3330

# Global Partnership for Phentolamine Ophthalmic Solution 0.75% Franchise Strengthens Financial Position

**All Three Indications Have Sizable U.S. Patient Populations**

1. **Treatment of pharmacologically-induced mydriasis**[1]
   100M eye dilations conducted every year[2]
2. **Treatment of presbyopia**
   133M presbyopes[3]
3. **Treatment of decreased visual acuity under low light conditions**
   - 600-700K laser vision correction procedures per year[4]
   - 35% of LASIK patients report dim light disturbances[5]

- ✓ Approved for reversal of pharmacologically-induced mydriasis and launched April 2024
- ✓ Licensing agreement provides funding for two additional indications, with partner responsible for commercialization
- ✓ Two Phase 3 studies ongoing in presbyopia and decreased visual acuity under low light conditions, with topline data expected in 2025
- ✓ Potential for additional milestones and royalties

LASIK, laser assisted in situ keratomileusis.

**1.** Ryzumvi. Prescribing Information. Ocuphire Pharma, Inc.; 2023. **2.** Wilson FA, et al. J Ophthalmol. 2015;2015:435606. **3.** Berdahl J, et al. *Clin Ophthalmol.* 2020;14:3439-3450. **4.** Lindstrom RL. Millennials will be the next target for laser vision correction. Ocular Surgery News. April 1, 2019. Accessed December 12, 2023. https://www.healio.com/news/ophthalmology/20190329/millennials-will-be-the-next-target-for-laser-vision-correction **5.** Mamalis N. *J Cataract Refract Surg.* 2014;40:343-344.

23

 24  Completed Phase 2 Study of Oral APX3330 Shows Promising Safety and Efficacy  D i a b e t i c R e t i n o p a t h y M a r k e t i s L a r g e a n d U n d e r s e r v e d  DR is the leading cause of blindness in working age adults, impacting 10M patients in the U.S.1,2  Most have early-stage disease or NPDR, which is generally untreated and represents a $6B market3  NPDR market calculated based on total DR market size of 8.9B in 2023 and NPDR revenue share of 70.38% in 2023.  AEs, adverse events; DR, diabetic retinopathy; DRSS, Diabetic Retinopathy Severity Scale; NPDR, non-proliferative diabetic retinopathy; PDR, proliferative diabetic retinopathy.  1. Flaxel CJ, et al. Diabetic retinopathy preferred practice pattern®. Ophthalmology. 2020;127:66-145. 2. Prevalence of diabetic retinopathy. Centers for Disease Control and Prevention. Accessed December 21, 2023. https://www.cdc.gov/visionhealth/vehss/estimates/dr-prevalence.html 3. Data on file. 4. ZETA-1 Table 14.2.2.7.6. 5. ZETA-1 Table 14.2.6.7.5. 6. ZETA-1 Tables: 14.3.1.1, 14.3.1.7, 14.3.1.10, 16.2.7.  Z E T A - 1 P h a s e 2 S u b s e t A n a l y s i s R e s u l t s  Favorable Safety & Tolerability Profile with ocular AEs similar between APX3330 and placebo groups6  3%  20%  25%  20%  15%  10%  5%  0%  Percent of Participants  ≥ 3 Step Worsening from Baseline  Binocular DRSS Person-Level Scale  Fewer APX3330-treated patients experienced DR worsening, demonstrating efficacy on the FDA- confirmed endpoint of ≥ 3 step worsening on the binocular DRSS person-level scale  APX3330 (n=29)  Placebo (n=30)  Percentage of Participants with ≥ 3 Step Worsening at Week 24 on Binocular DRSS Person-Level Scale4  p=0.1066  27%  30%  25%  20%  15%  10%  5%  0%  APX3330 (n=29)  Placebo (n=30)  Percent of Participants  Fewer APX3330-treated participants developed PDR compared to placebo  Percentage of Participants Developed PDR by Week 245  p=0.0759  7%

# APX3330 is Available for Partnering

## Why Partnering:

- Due to capital requirements and development timelines for APX3330, we determined that future clinical development of a late-stage DR program would be best suited for a partner
- Redirecting our spend towards more capital-efficient gene therapy programs

## Effort Supported By:

- Continuing SPA review by the FDA on novel NPDR registrational trial design
- Process chemistry defined and a readiness plan to manufacture developed
- Completing ADME & BA clinical trials
- Non-clinical studies exploring potential additional indications

25
ADME, absorption, distribution, metabolism, and excretion; BA, bioavailability; DR, diabetic retinopathy; FDA, Food and Drug Administration; NPDR, non-proliferative diabetic retinopathy; SPA, Special Protocol Assessment.

# Acquisition Creates Leading IRD Franchise with Multiple Near-Term Milestones

## Acquisition

- Combines partnered asset in Phentolamine with Opus's cutting-edge, rare IRD gene therapy portfolio
- Cash runway expected to extend into 2026
- Experienced management team

## Upcoming Milestones*

- **OPGx-LCA5:** Ready for enrollment of pediatric subjects in Phase 1/2 study
- **OPGx-BEST1:** Ready to initiate Phase 1/2 clinical trial in Germany
- **OPGx-RHO:** IND submission
- **OPGx-RHD12:** Ready to initiate NHP GLP tox study
- **Phentolamine Ophthalmic Solution 0.75%:**
  - Dim light disturbances: LYNX-2 Phase 3 topline data expected Q1 2025
  - Presbyopia: VEGA-3 Phase 3 topline data expected 1H 2025

*All upcoming milestones are subject to regulatory approval.
BEST1, bestrophin 1; GLP; Good Laboratory Practice; IND, Investigational New Drug; IRD, inherited retinal disease; LCA5, Leber congenital amaurosis 5; NHP, nonhuman primate; RDH12, retinol dehydrogenase 12; RHO, rhodopsin.

26

Every  patient’ s eyes tell a story  Images of real patients with IRDs.